                                                           EXHIBIT 99(a)(1)(ii)

                             Letter of Transmittal
                        To Tender Shares of Common Stock

                                       of

                             Grubb & Ellis Company

                       Pursuant to the Offer to Purchase
                            Dated December 15, 2000


      The offer, proration period and withdrawal rights will expire at
       5:00 p.m., New York City time, on Wednesday, January 17, 2001, unless the offer is extended.


                        The Depositary for the offer is:

                    Computershare Trust Company of New York

                     By Mail:                                By Hand or Overnight Delivery:

           Computershare Trust Company                        Computershare Trust Company
                   of New York                                        of New York
               Wall Street Station                                 Wall Street Plaza
                  P.O. Box 1023                                88 Pine Street--19th Floor
             New York, NY 10268-1023                               New York, NY 10005

       Facsimile Transmission (for Notices of Guaranteed Delivery only):

                                 (212) 701-7636

                                   Telephone:

                                 (212) 701-7624

      This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

     Name(s) and
   Address(es) of
Registered Holder(s)
 (Please fill in, if
  blank, exactly as
name(s) appear(s) on              Description of Shares Tendered
Share Certificate(s))       (Attach Additional Signed List if Necessary)
---------------------------------------------------------------------------
                                          Total Number of
                                         Shares Evidenced
                       Share Certificate      by Share     Number of Shares
                          Number(s)*       Certificate(s)*    Tendered**
                                        -----------------------------------
                                        -----------------------------------
                                        -----------------------------------
                                        -----------------------------------
                                        -----------------------------------
                                        -----------------------------------
                         Total Shares

--------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration.***
 Attach additional signed list if necessary. See Instruction 8.

  1st:                 2nd:                 3rd:                 4th:                 5th:

--------------------------------------------------------------------------------
  * DOES NOT need to be completed by stockholders tendering shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Certificates for shares, together with a properly completed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be delivered to the Depositary and not to Grubb & Ellis, the Dealer Manager, or the Information Agent. Any documents delivered to Grubb & Ellis, the Dealer Manager, or the Information Agent will not be forwarded to the Depositary and will not be deemed to be properly tendered. Delivery of this Letter of Transmittal and any other required documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

   This Letter of Transmittal is to be completed only if (a) certificates representing shares are to be forwarded herewith, or (b) an Agent's Message (as defined in the Offer to Purchase) is utilized, and a tender of shares is to be made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. If a stockholder desires to tender shares pursuant to the offer and the stockholder's share certificates are not immediately available or cannot be delivered to the Depositary before the Expiration Date (or the procedure for book-entry transfer cannot be completed on a timely basis), or if time will not permit all required documents to reach the Depositary before the Expiration Date, the shares still may be tendered, if all of the conditions set forth in Section 3 of the Offer to Purchase are satisfied. See Instruction 2.

   Holders of certificates representing shares issued prior to January 29, 1993 that have not been exchanged for new shares following the Company's one-for-five reverse stock split may tender such shares by following the instructions for tendering shares generally using this Letter of Transmittal.

   This Letter of Transmittal may NOT be used for shares held in either the Grubb & Ellis Company Employee Stock Purchase Plan, the Option Plans (in some cases) or the Grubb & Ellis 401(k) Plan. See Instructions 15, 16 and 17.

                                   ODD LOTS
                              (See Instruction 7)

    To be completed ONLY if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares (not including any ESPP Shares, 401(k) Plan Shares or Option Shares). By checking one of the two boxes below, the undersigned is tendering shares at the purchase price per share of $7.00 and either (check one box):

 [_] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

 [_] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of those shares; or

 [_] is the beneficial or record owner of an aggregate of fewer than 500 shares which were issued prior to January 29, 1993 and not exchanged in the one-for-five reverse stock split effective on that date, all of which are being tendered.


                              CONDITIONAL TENDER
                             (See Instruction 14)

    A stockholder may tender shares subject to the condition that a specified minimum number of the stockholder's shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in the Offer to Purchase, particularly in
 Section 6 thereof. Any stockholder desiring to make a conditional tender must so indicate in the box captioned "Conditional Tender" below.

    Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate the minimum number of shares that must be purchased if any are purchased. If the effect of accepting tenders on a pro rata basis would be to reduce the number of shares to be purchased from any stockholder (tendered pursuant to this Letter of Transmittal or Notice of Guaranteed Delivery) below the minimum number specified, the tender will automatically be regarded as withdrawn (except as provided in the next paragraph). All shares tendered by a stockholder subject to a conditional tender pursuant to this Letter of Transmittal and regarded as withdrawn as a result of proration will be returned as promptly as practicable after the Expiration Date.

    Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

 [_] Minimum number of shares that must be purchased, if any are purchased: ______________________________ shares.


   The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Grubb & Ellis may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below.

   The undersigned understands that acceptance of shares by Grubb & Ellis for payment will constitute a binding agreement between the undersigned and Grubb & Ellis upon the terms and subject to the conditions of the offer.

   The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that Grubb & Ellis has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Grubb & Ellis does not purchase any of the shares.

    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5, 6 and 9.)          (See Instructions 1, 5 6 and 9.)


   To be completed ONLY if certif-           To be completed ONLY if
 icate(s) for shares not tendered          certificate(s) for shares not
 or not purchased and/or any check         tendered or not purchased and/or
 for the purchase price are to be          any check for the purchase price
 issued in the name of someone             are to be mailed or sent to
 other than the undersigned, or if         someone other than the
 shares tendered hereby and deliv-         undersigned, or to the
 ered by book-entry transfer which         undersigned at an address other
 are not purchased are to be re-           than that designated above.
 turned by credit to an account at
 the Book-Entry Transfer Facility
 other than that designated above.





 Issue: [_] Check                          Mail: [_] Check
        [_] Share Certificate(s) to:             [_] Share Certificate(s) to:


 Name: ____________________________        Name: ____________________________
           (Please Print)                            (Please Print)


 Address: _________________________        Address: _________________________


 __________________________________        __________________________________
         (Include Zip Code)                        (Include Zip Code)


 __________________________________
   (Tax Identification or Social
          Security Number)
  (See Substitute Form W-9 on page
                10)

 [_] Credit shares delivered by
     book-entry transfer and not
     purchased to the account set
     forth below:

 Account Number: __________________




                       LOST OR DESTROYED CERTIFICATE(S)

    If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Stockholders are requested to contact the Depositary immediately in order to permit timely processing of this documentation.


[_] Check here if tendered shares are being delivered by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility and complete the following:

    Name of Tendering Institution: ____________________________________________

    Account No.: ______________________________________________________________

    Transaction Code No.: _____________________________________________________

[_] Check here if shares are being tendered pursuant to a Notice of Guaranteed
    Delivery previously sent to the Depositary and complete the following:

    Name(s) of Registered Holder(s): __________________________________________

    Date of execution of Notice of Guaranteed Delivery: _______________________

    Name of Institution that Guaranteed Delivery: _____________________________

    Window Ticket Number (if any): ____________________________________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders to Grubb & Ellis Company, a Delaware corporation, the above-described shares of Grubb & Ellis' common stock, $.01 par value, at the price of $7.00 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions described in the Offer to Purchase dated December 15, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

   Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned sells, assigns and transfers to, or upon the order of, Grubb & Ellis all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of Grubb & Ellis, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (a) deliver certificate(s) representing the shares or transfer of ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Grubb & Ellis upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

     (b) present certificates for the shares for cancellation and transfer on Grubb & Ellis' books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

   The undersigned covenants, represents and warrants to Grubb & Ellis that:

     (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, Grubb & Ellis will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

     (2) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (ii) the tender of shares complies with Rule 14e-4;

     (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Grubb & Ellis to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

     (4) the undersigned has read, understands and agrees to all of the terms of the offer.

   The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute a binding agreement between the undersigned and Grubb & Ellis upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Grubb & Ellis pay interest on the purchase price, including without limitation by reason of any delay in making payment.

   All authority conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above.

                                  IMPORTANT
                             STOCKHOLDERS SIGN HERE
         (Please Complete and Return the Attached Substitute Form W-9.)

 (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Signature(s) of Owner(s): __________________________________________________

 Dated: _____________________________________________________________________

 Name(s): ___________________________________________________________________
                                 (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________
                               (Include Zip Code)

 Daytime Area Code and Telephone Number: ____________________________________

 Taxpayer Identification or
 Social Security Number: ____________________________________________________
                           (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

 Authorized Signature: ______________________________________________________

 Name: ______________________________________________________________________
                                 (Please Print)

 Title: _____________________________________________________________________

 Name of Firm: ______________________________________________________________

 Address: ___________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ____________________________________________

 Dated: _______________________________

                PAYER: COMPUTERSHARE TRUST COMPANY OF NEW YORK

-------------------------------------------------------------------------------
                        Part 1--Taxpayer
                        Identification Number--for     ----------------------
                        all accounts, enter            Social Security Number
                        taxpayer identification                  OR
                        number in the box at right
                        and certify by signing and
                        dating below.

 SUBSTITUTE             Note: If the account is in
 Form W-9               more than one name, see the
 Department of          chart in the enclosed
 the Treasury           Guidelines to determine        ----------------------
 Internal               which number to give the       Employer Identification
 Revenue                payer.                               Number TIN
 Service
                       --------------------------------------------------------
                        Part 2--For payees exempt from backup withholding, please write "EXEMPT" here (see the enclosed
                        Guidelines):

 Payer's
 Request for           --------------------------------------------------------
 Taxpayer               Part 3--Certification--UNDER PENALTIES OF PERJURY, I
 Identification         CERTIFY THAT (1) The number shown on this form is my
 Number (TIN)           correct Taxpayer Identification Number (or I am
                        waiting for a number to be issued to me), and (2) I
                        am not subject to backup withholding because: (a) I
                        am exempt from backup withholding, (b) I have not
                        been notified by the Internal Revenue Service (the
                        "IRS") that I am subject to backup withholding as a
                        result of a failure to report all interest or
                        dividends, or (c) the IRS has notified me that I am
                        no longer subject to backup withholding.
                       --------------------------------------------------------
                        Certification Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed
                        Guidelines.)

                        Signature ________________________________ Date

-------------------------------------------------------------------------------

     NOTE: Any tendering stockholder or other payee who fails to complete fully, sign and return to the Depositary this Substitute Form W-9 may be subject to required United States federal income tax backup withholding of 31% of the gross proceeds paid to the stockholder or other payee pursuant to the offer. See Section 3 of the Offer to Purchase. Non-United States Holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure. Please review the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional details. You must complete the following certificate if you are awaiting (or will soon apply for) a taxpayer identification number.

-------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part 3 of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the Depositary within sixty
 (60) days, the Depositary is required to withhold 31% of all cash payments made to me thereafter until I provide a number.

 Signature ____________________________________________________  Date:

 Name (Please Print) ________________________________________________________

 Address (Please Print) _____________________________________________________

-------------------------------------------------------------------------------

                                 INSTRUCTIONS

            Forming Part of the Terms and Conditions of the Offer.

   1. Guarantee of Signatures. No signature guarantee is required if either:

   (a) this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, will include any participant in The Depository Trust Company (the "Book-Entry Transfer Facility") whose name appears on a security position listing as the owner of the shares) tendered and the holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal; or

   (b) shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an "eligible guarantor institution," as the term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

   In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

   2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile of the Letter of Transmittal), or an Agent's Message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this document and must be received by the Depositary on or before the Expiration Date. Delivery of the Letter of Transmittal and any other required documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

   If a stockholder desires to tender shares pursuant to the offer and the stockholder's share certificates are not immediately available or cannot be delivered to the Depositary before the Expiration Date (or the procedure for book-entry transfer cannot be completed on a timely basis), or if time will not permit all required documents to reach the Depositary before the Expiration Date, the shares still may be tendered, if all of the following conditions are satisfied:

   (a) the tender is made by or through an Eligible Institution;

   (b) the Depositary receives by hand, mail, overnight courier, telegram or facsimile transmission, on or before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form Grubb & Ellis has provided with this Offer to Purchase, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

   (c) the certificates for all tendered shares, in proper form for transfer (or confirmation of book-entry transfer of the shares into the Depositary's account at the Book-Entry Transfer Facility), together with a properly completed and duly executed Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, are received by the Depositary within three NYSE trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery. FACSIMILES OF LETTERS OF TRANSMITTAL WILL NOT BE ACCEPTED; THE DEPOSITARY MUST RECEIVE ORIGINAL, SIGNED LETTERS OF TRANSMITTAL, ORIGINAL SHARE CERTIFICATES AND ORIGINAL SIGNATURE GUARANTEES AS APPLICABLE.

   The method of delivery of all documents, including certificates for shares, this Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   Except as specifically permitted by Section 5 of the Offer to Purchase, Grubb & Ellis will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

   3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

   4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

   (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

   (b) If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

   (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile) as there are different registrations of certificates.

   (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

   (e) If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Depositary which is satisfactory to Grubb & Ellis of his or her authority to so act.

   6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Grubb & Ellis will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however, either
(a) payment of the purchase price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s); or
(b) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or
(c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

   7. Odd Lots. As described in Section 1 of the Offer to Purchase, if Grubb & Ellis is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 shares (or fewer than 500 shares which were issued prior to January 29, 1993 and not exchanged in the one-for-five reverse stock split effective as of that date) (not including any shares held in the Grubb & Ellis Company Employee Stock Purchase Plan, the Option Plans or in Grubb & Ellis' 401(k) plan), and who tenders all of the holder's shares (an "Odd Lot Holder"). This preference will not be available unless the section captioned "Odd Lots" is completed.

   8. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Section 1 of the Offer to Purchase.

   9. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

   10. Irregularities. All questions as to the number of shares to be accepted, the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Grubb & Ellis in its sole discretion, which determination will be final and binding on all parties. Grubb & Ellis reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Grubb & Ellis' counsel, be unlawful. Grubb & Ellis also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder, and Grubb & Ellis' interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by Grubb & Ellis. Unless waived, any defects or irregularities in connection with tenders must be cured on or prior to the Expiration Date. None of Grubb & Ellis, the Depositary, the Information Agent (as defined in the Offer to Purchase), the Dealer Manager (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity. Neither will Grubb & Ellis be liable for failure to waive any defect or irregularity in any tender.

   11. Questions and Requests for Assistance and Additional Copies. You may request additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent at its address and telephone numbers set forth at the end of this Letter of Transmittal.

   12. Important Tax Information and Substitute Form W-9. Federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or the stockholder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

   To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

   If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in

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

Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

   If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

   Exempt Payees (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

   13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

   14. Conditional Tenders. As described in Sections 3 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If Grubb & Ellis is to purchase less than all of the shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any shares tendered at the purchase price pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if such conditional tendered shares are subsequently selected by random lot for purchase subject to Sections 3 and 6 of the Offer to Purchase. Conditional tenders will be selected by lot only from stockholders who tender all of their shares. All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The conditional tender alternative is made available so that a stockholder may assure that the purchase of shares from the stockholder pursuant to the offer will be treated as a sale of the shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult his or her own tax advisor.

   Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. Option Shares tendered pursuant to the conditional exercise of options with an exercise price of less than $7.00 per share, ESPP Shares held in participants' plan accounts and 401(k) Shares cannot be conditionally tendered.

   Grubb & Ellis expects that it will purchase all tendered shares on a pro rata basis and, therefore, any shares tendered pursuant to a conditional tender for which the minimum requirements are not satisfied may not be accepted and thereby will be deemed withdrawn.

   15. Employee Stock Purchase Plan. Participants in the Grubb & Ellis Employee Stock Purchase Plan (the "ESPP") must follow the instructions in the letter to participants and related materials sent to them separately. The Administrator will submit one Letter of Transmittal for the ESPP on behalf of all of the tendering participants in the ESPP. If a participant in the ESPP owns shares apart from the plans which he or she desires to tender, such holder must both submit this Letter of Transmittal to tender the non-plan shares and follow the instructions described in the Notice to ESPP Participants and the Tender Instruction Form for ESPP Shares, printed on gold paper and sent to them with the Offer to Purchase, to tender shares attributable to his or her ESPP account.

   16. Stock Option Plans. Optionees with vested (but unexercised) options to purchase shares granted under the Stock Option Plans (as defined in the Offer to Purchase) with an exercise price of less than $7.00 per share may conditionally

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

exercise such options as part of the offer by instructing Grubb & Ellis to tender part or all of the Option Shares resulting from the exercise. Optionees who wish to conditionally exercise their options and tender the resulting shares may not use this Letter of Transmittal. Rather, such optionees must follow the procedures set forth in the Memo to Optionees and the Notice of Instructions (Options), printed on green paper and sent to them with the Offer to Purchase.

   Optionees may also exercise vested but unexercised options (regardless of exercise price) in accordance with the terms of the applicable Option Plan and may use this Letter of Transmittal to tender the shares received upon exercise.

   17. 401(k) Plan. Participants in the Grubb & Ellis 401(k) Plan may not use this Letter of Transmittal to direct the tender of shares attributable to their individual accounts, but must comply with the instructions found in the letter to participants and the Trustee Direction Form, sent to them with the Offer to Purchase.

   18. Warrantholders. Holders of warrants who wish to participate in the offer may exercise their warrants and purchase shares of Grubb & Ellis common stock and then tender the shares pursuant to the offer, provided that any exercise of a warrant and tender of shares is in accordance with the terms of the warrants. In no event are any warrants to be delivered to the Depositary in connection with a tender of shares hereunder. An exercise of a warrant cannot be revoked even if shares received upon the exercise and tendered in the offer are not purchased in the offer for any reason.

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

   This Letter of Transmittal, properly completed and duly executed, or manually signed facsimile of this Letter of Transmittal, together with certificates representing shares being tendered or confirmation of book-entry transfer and all other required documents, or a Notice of Guaranteed Delivery, must be received by the Depositary by the Expiration Date. Stockholders are encouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.

                    The Information Agent for the offer is:

                              MORROW & CO., INC.

                                445 Park Avenue
                                   5th Floor
                           New York, New York 10022
                         Call Collect: (212) 754-8000

                Banks and Brokerage Firms Call: (800) 654-2468

                   Stockholders Please Call: (800) 607-0088

                     The Dealer Manager for the offer is:

                        BANC OF AMERICA SECURITIES LLC

                               9 W. 57th Street
                              New York, NY 10019
                                (212) 583-8537
                           1-888-583-8900 ext. 8537

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